SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 28, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                     1-3526                    58-0690070
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(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)          File Number)              Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                       30303
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (404) 506-5000
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                                      N/A
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  (Former name or former address, if changed since last report.)

Item 4.     Changes in Registrant's Certifying Accountant.
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            On March 28, 2002, the Board of Directors of The Southern Company (the "Company"), upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002.

            Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 29, 2002, stating its agreement with such statements.

            During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)    Exhibits.

                   Exhibit 16 -- Letter from Arthur Andersen LLP to the
                                 Securities and Exchange Commission dated
                                 March 29, 2002.

Item 9.     Regulation FD Disclosure.
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            On March 28, 2002, the Company issued a press release related to the replacement of its principal public accountants. The Company is furnishing the press release as Exhibit 99 hereto for informational purposes only pursuant to Regulation FD.

            Exhibit 99 --   Press release dated March 28, 2002 related to the
                            replacement of the Company's principal public accountants.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE SOUTHERN COMPANY


                                            By /s/W. Dean Hudson
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                                               W. Dean Hudson
                                               Comptroller



April 1, 2002